                                                                 EXHIBIT 12(a).1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

               SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002




     PetroChina Company Limited (the "Company") is filing with the U.S. Securities and Exchange Commission on the date hereof, its annual report on Form 20-F for the fiscal year ended December 31, 2002 (the "Report").

     I, Ma Fucai, Chairman of the board of directors of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that, TO THE BEST OF MY KNOWLEDGE:

     (i) the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date: June 25, 2003                       /s/ MA FUCAI
                                          ------------------------
                                          Chairman (performing the functions of
                                          Chief Executive Officer)



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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

               SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002



     PetroChina Company Limited (the "Company") is filing with the U.S. Securities and Exchange Commission on the date hereof, its annual report on Form 20-F for the fiscal year ended December 31, 2002 (the "Report").

     I, Wang Guoliang, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that, TO THE BEST OF MY KNOWLEDGE:

     (iii) the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

     (iv) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date: June 25, 2003                            /s/ WANG GUOLIANG
                                               --------------------------------
                                               Chief Financial Officer